                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  MARCH, 1996
                             PAYMENT APRIL 15, 1996
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                    CUSIP#              393534AC6
                                    Trust Account #     33-34309-0
                                    Distribution Date:  April 15, 1996

SECURITIZED NET INTEREST MARGIN
- -------------------------------                                 PER $1,000
CERTIFICATES                                                     ORIGINAL
- ------------                                                  --------------

1.   Amount Available                       7,380,834.61

Interest

2.   Aggregate Interest                     1,548,682.06      5.02818851

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                       1,548,682.06

Principal

6.   Current month's principal
     distribution                           5,832,152.55     18.93556023

7.   Remaining outstanding principal
     balance                              250,501,429.21     813.3163286
     Pool Factor                               .81331633

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date          352,764,558.04

9.   Aggregate amount on deposit
     in reserve fund                        7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                  32,764.38

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                              2,247,206.28

11.  Weighted average CPR                         10.32%

12.  Weighted average CDR                          2.25%

13.  Annualized net loss percentage                0.79%

14.  Delinquency       30-59 day                   1.12%
                       60-89 day                   0.50%
                       90+ day                     0.83%
                       Total 30+                   2.45%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  MARCH, 1996
                            PAYMENT APRIL 15, 1996

                                      Fee Assets
                    ----------------------------------------------
                      Guarantee           Inside        Fee Asset
                         Fees              Refi           Total
                    -------------      ------------   ------------
GTFC 1994-5            521,430.50         13,646.48     535,076.98
GTFC 1994-6            672,898.79         27,728.99     700,627.78
GTFC 1994-7            367,383.94         15,546.16     382,930.10
GTFC 1994-8            739,657.51         37,851.44     777,508.95
GTFC 1995-1            726,187.07         55,518.12     781,705.19
GTFC 1995-2                   .00               .00            .00
GTFC 1995-3          1,185,739.56          2,105.57   1,187,845.13
GTFC 1995-4            763,130.82               .00     763,130.82
GTFC 1995-5                   .00               .00            .00
                    -------------      ------------   ------------

                     4,976,428.19        152,396.76   5,128,824.95


Total amount of Guarantee Fees and Inside
  Refinance Payments                                  5,128,824.95

Payment on Finance 1 Note                             5,128,824.95

Allocable to Interest (current)                       1,149,651.48

Allocable to accrued but unpaid Interest                       .00

Accrued and unpaid Trustee Fees                                .00

Allocable to Principal                                3,979,173.47

Finance 1 Note Principal Balance                    186,307,967.95

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                   MARCH 1996
                             PAYMENT APRIL 15, 1996

                                           Inside
                             Residual       Refi          Total
                           ------------  ----------   -------------

GTFC 1994-5                         .00         .00             .00
GTFC 1994-6                         .00         .00             .00
GTFC 1994-7                         .00         .00             .00
GTFC 1994-8                         .00         .00             .00
GTFC 1995-1                         .00         .00             .00
GTFC 1995-2                  677,404.27   25,208.66      702,612.93
GTFC 1995-3                  254,073.07         .00      254,073.07
GTFC 1995-4                  137,923.18         .00      137,923.18
GTFC 1995-5                1,157,400.48         .00    1,157,400.48
                           ------------  ----------   -------------
                           2,226,801.00   25,208.66    2,252,009.66

Total Residual and Inside Refinance Payments           2,252,009.66
